                                                                    EXHIBIT 10.2



                           CONSENT AND WAIVER NO. 2 TO
                          CREDIT AND SECURITY AGREEMENT


Preamble. THIS CONSENT AND WAIVER NO. 2 (this "Second Waiver"), dated as of March 5, 1999 (the "Second Waiver Date"), is made by and among THOMASTON MILLS, INC., a Georgia corporation (hereinafter, together with its successors and permitted assigns called the "Borrower"); THOMASTON MILLS FSC, INC., a U.S. Virgin islands corporation (hereafter, together with its successors and permitted assigns, called "FSC"); NATIONSBANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "NationsBank"; NationsBank, together with SunTrust and Wachovia, each as hereinafter defined, called collectively, the "Lenders" and, individually, a "Lender"); SUNTRUST BANK, ATLANTA, a Georgia banking corporation (hereinafter, together with its successors and permitted assigns, called "SunTrust"), individually and as "Administrative Agent" and "Syndication Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; WACHOVIA BANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "Wachovia"), as "Special Issuer," "Documentation Agent" and "Collateral Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; and SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation (hereinafter, together with its successors and permitted assigns called "SunTrust Equitable Securities"), as "Arranger" and "Lead Manager" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders.

         The Borrower, FSC, SunTrust (in its respective capacities described above), Wachovia (in its respective capacities described above), NationsBank as a Lender and SunTrust Equitable Securities (in its respective capacities described above) (the foregoing parties herein sometimes collectively called the "Parties" and individually called a "Party") are Parties to a certain Credit and Security Agreement, dated as of August 19, 1998 (which is called herein the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to extend credit and other financial accommodations to the Borrower. The Borrower has requested that the Lenders waive the Borrower's compliance with certain terms and conditions of the Credit Agreement, which the Lenders have agreed to do, in the manner, and subject to the terms and conditions, set forth hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

         SECTION 10. Definitions. Capitalized terms used in this Second Waiver and not defined herein are defined in the Credit Agreement.

         SECTION 11. Waivers to Credit Agreement. The Lenders waive the Borrower's compliance with the requirements set forth in Amended and Restated Consent and Waiver No. 1 to Credit and Security Agreement, dated February 16, 1999 ("Waiver No. 1") that, by not later than March 5, 1999, the Borrower shall have complied in all remaining respects with Section 5.42 in respect of all Mortgaged Real Property described in clause (2) of subsection (E) of Waiver No. 1, and agree to defer the imposition of the late delivery fee of $1,000 per Business Day set forth until the Borrower has duly complied with each of such requirements, as set forth in Waiver No. 1, provided that the Borrower has complied with all such requirements by not later than March 12, 1999.

         SECTION 12. Representations and Warranties of Obligors. The Borrower and FSC, each severally, represents and warrants to the other Parties that:

         i. It has the power and authority to enter into and to perform this Second Waiver, to execute and deliver all documents relating to this Second Waiver, and or incur the obligations provided for in this Second Waiver, all of which have been duly authorized and approved in accordance with its corporate documents;

         ii. This Second Waiver, together with all documents executed pursuant hereto, shall constitute when executed its valid and legally binding obligations in accordance with their respective terms;

         iii. All representations and warranties made by it in the Credit Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

         iv. Its Obligations under the Credit Documents remain valid and enforceable Obligations, and the execution and delivery of this Second Waiver and the other documents executed in connection herewith shall not be construed as a novation of the Credit Agreement or any of the other Credit Documents;

         v. As of the date hereof, it has no offsets, defenses or counterclaims against the payment of any of the Obligations; and

         vi. As of the date hereof, and after giving effect to the terms hereof, no Default Condition or Event of Default exists.

         SECTION 13. Waiver of Claims. As a specific inducement to the other Parties without which the Borrower and FSC acknowledge the other Parties would not enter into this Second Waiver and the other documents executed in connection herewith, each of the Borrower and FSC hereby waives any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any other Credit Document whether sounding in contract, tort, or any other basis.

         SECTION 14. Conditions of Effectiveness. This Second Waiver shall become effective when, and only when, the Documentation Agent shall have received this Second Waiver, executed by each Party.

         SECTION 15.  Miscellaneous.

                  a. Reference to Credit Agreement. Upon the effectiveness of this Second Waiver, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

                  b. Effect on Credit Documents. Except as specifically waived above, all terms of the Credit Agreement and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  c. No Other Waiver. The execution, delivery and effectiveness of this Second Waiver shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents, other than as expressly set forth hereinabove.

                  d. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, reproduction, execution, and delivery of this Second Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect hereto.

                  e. No Novation. Nothing contained herein intended, or shall be construed, to constitute a novation to the Credit Agreement or any Credit Document.

                  f. Governing Law. This Second Waiver shall be governed by and construed in accordance with the laws of the State of Georgia, without giving affect to conflict of law provisions.

                  g. Counterparts. This Second Waiver may be executed in counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Parties have caused this Second Waiver to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                  "BORROWER"

                                  THOMASTON MILLS, INC.


                                  By:/s/ Neil H. Hightower               (SEAL)
                                     ------------------------------------
                                     Neil H. Hightower
                                     President and Chief Executive Officer

                                  Attest: /s/ A. William Ott             (SEAL)
                                         --------------------------------
                                         A. William Ott
                                         Vice President-Finance



                                  "SUBSIDIARY GUARANTOR"

                                  THOMASTON MILLS FSC, INC.


                                  By:/s/ Neil H. Hightower               (SEAL)
                                     ------------------------------------
                                     Neil H. Hightower
                                     President and Chief Executive Officer

                                  Attest: /s/ A. William Ott             (SEAL)
                                         --------------------------------
                                         A. William Ott
                                         Vice President-Finance

                                    SUNTRUST BANK, ATLANTA,
                                    as Administrative Agent,
                                    Syndication Agent and as a Lender     (SEAL)


                                    By:   /s/
                                       ----------------------------------------

                              WACHOVIA BANK, N.A.,
                              as Special Issuer, Documentation Agent,
                              Collateral Agent, and as a Lender           (SEAL)



                              By:   /s/
                                 ----------------------------------------------

                                         NATIONSBANK, N.A.,
                                         as a Lender                     (SEAL)


                                         By:   /s/
                                            -----------------------------------

                                        SUNTRUST EQUITABLE SECURITIES
                                        CORPORATION, as Arranger and Lead
                                        Manager                           (SEAL)


                                        By:   /s/
                                           ------------------------------------